UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2025

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 13, 2025, 2X Blind Partners, Inc. (the “Borrower”), a majority-owned subsidiary of HuffPost Studios Canada Inc., which is an indirectly held subsidiary of BuzzFeed, Inc. (the “Company”), entered into a loan and security agreement with BondIt LLC (the “Lender”), providing for a loan commitment amount of $5.2 million (the “Loan”). Of the $5.2 million commitment, $4.6 million will be received in cash in multiple installments that will be dispersed between June 13, 2025 through August 8, 2025. The remainder of the $5.2 million commitment (i.e., $0.6 million) is being used to satisfy various expenses paid to the Lender.
The Loan will be used to fund the production, post-production, and delivery costs of a feature film currently in production, and the full commitment amount of $5.2 million is required to be repaid using proceeds from contracts with third parties for distribution rights, as well as expected production tax credits. Specifically, $2.6 million is due on March 16, 2026, $2.4 million is due on August 14, 2026, and $0.2 million is due on September 14, 2026.
The loan and security agreement provides for the option, but no obligation on the part of the Lender, to provide additional production funding (i) if requested by the Borrower in writing or (ii) if required to cure an event of default.
The Lender has a first priority secured lien in all of Borrower's assets, tangible and intangible, including but not limited to all proceeds, rights, accounts receivable, cash accounts, equipment, intellectual property, future proceeds, and virtually any other asset currently in Borrower's possession or in the future.
The events of default include, but are not limited to (if not cured), (i) the Borrower’s failure to make (or cause to be made) any payments to Lender when the same are due; (ii) the Borrower’s failure to maintain in full force and effect the policies of insurance as required by the Lender; (iii) default in the due and timely observance or performance of the terms, provisions, covenants, representations, warranties, conditions, agreements, or obligations of the Borrower as set forth in the loan and security agreement and any other agreements between the Lender and Borrower; (iv) suspension by Borrower of any of its respective business operations; (v) if Borrower is insolvent, or should be unable to pay its debts as they mature; (vi) failure to complete principal photography for the feature film substantially in accordance with the budget, production schedule, and cash flow schedule; (vii) if Borrower abandons production of the feature film; (viii) the failure of the Borrower to effect delivery of the feature film; (ix) if Borrower fails to fully fund the costs of production of the feature film in accordance with the cash flow schedule. The Loan shall be immediately due and payable to the Lender on the date on which payment is accelerated by Lender as a result of the occurrence of an event of default (unless such event has been cured within the applicable time period, if any).
The foregoing description of the loan and security agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the text of the loan and security agreement, a copy of which will be filed with the quarterly report on Form 10-Q of BuzzFeed, Inc., for the period ending June 30, 2025.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts (including our outlook for 2025), or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “affect,” “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to: (1) macroeconomic factors including: adverse economic conditions in the United States and globally, including the potential onset of recession; potential government shutdowns or failure to raise the U.S. federal debt ceiling; current global supply chain disruptions; the ongoing conflicts between Russia and Ukraine and between Israel and Hamas and any related sanctions and geopolitical tensions, and further escalation of trade tensions between the U.S. and its trading partners; tariffs; the inflationary environment; and the competitive labor market; (2) developments relating to our competitors and the digital media industry, including overall demand of advertising in the markets in which we operate; (3) demand for our products and services or changes in traffic or engagement with our brands and content; (4) changes in the business and competitive environment in which we and our current and prospective partners and advertisers operate; (5) our future capital requirements, including, but not limited to, our ability to obtain additional capital in the future, any restrictions imposed by, or commitments under agreements governing any indebtedness, and any restrictions on our ability to access our cash and cash equivalents; (6) developments in the law and government regulation, including, but not limited to, revised foreign content and ownership regulations, and the outcomes of legal proceedings, regulatory disputes, or governmental investigations to which we are subject; (7) the benefits of our restructuring; (8) our success divesting of companies, assets, or brands we sell, or in integrating and supporting the companies we acquire; (9) our success in launching new products or platforms, including any new social media platform; (10) technological developments including artificial intelligence; (11) our success in retaining or recruiting, or changes required in, officers, other key employees or directors; (12) use of content creators and on-camera talent and relationships with third parties managing certain of our branded operations outside of the United States; (13) the security of our information technology systems or data; (14) disruption in our service, or by our failure to timely and effectively scale and adapt our existing technology and infrastructure; (15) our ability to maintain the listing of our Class A common stock and warrants on The Nasdaq Stock Market LLC; and (16) those factors described under the sections entitled “Risk Factors” in the Company’s annual and quarterly filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	6/20/2025
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer